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                                                                   Exhibit 10.19

Clyde L. Thomas and Kathleen Flanagan have entered into Change in Control Agreements that are substantially identical in all material respects to the agreement with Mr. Walsh that is incorporated by reference as Exhibit 10.18 to the Annual Report on Form 10-K.

Steven F. Coleman and Colleen McKeown Adstedt have entered into Change in Control Agreements that, as amended, are substantially identical in all material respects to the Agreement and the amendment thereto filed as Exhibits 10.29 and 10.30, respectively, to the 2000 10-K.